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                                                                    Exhibit 10.3

                           PENWEST PHARMACEUTICALS CO.

                           DEFERRED COMPENSATION PLAN

                            Effective August 1, 1998

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                                TABLE OF CONTENTS

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ARTICLE I--PURPOSE.........................................................................     1

 1.1 Purpose...............................................................................     1
 1.2 Effective Date........................................................................     1

ARTICLE II--DEFINITIONS....................................................................     1

 2.1 Account...............................................................................     1
 2.2 Base Annual Salary....................................................................     1
 2.3 Beneficiary...........................................................................     1
 2.4 Board.................................................................................     1
 2.5 Bonus.................................................................................     1
 2.6 Change in Control.....................................................................     2
 2.7 Committee.............................................................................     2
 2.8 Compensation..........................................................................     2
 2.9 Corporation...........................................................................     2
 2.10 Deferral Commitment..................................................................     2
 2.11 Deferral Period......................................................................     3
 2.12 Determination Date...................................................................     3
 2.13 Director.............................................................................     3
 2.14 Early Retirement Date................................................................     3
 2.15 Elective Deferred Compensation.......................................................     3
 2.16 Executive............................................................................     3
 2.17 Fees.................................................................................     3
 2.18 Financial Hardship...................................................................     3
 2.19 Interest.............................................................................     3
 2 20 Normal Retirement Date...............................................................     4
 2.21 Participant..........................................................................     4
 2.22 Participation Agreement..............................................................     4
 2.23 Plan.................................................................................     4
 2.24 Plan Benefit.........................................................................     4
 2.25 Plan Year............................................................................     4
 2.26 Prior Plan...........................................................................     4
 2.27 Retirement...........................................................................     4
 2.28 Termination..........................................................................     4

ARTICLE III--ELIGIBILITY AND DEFERRAL COMMITMENTS..........................................     5

 3.1 Eligibility and Participation.........................................................     5
 3.2 Deferral Election.....................................................................     5
 3.3 Modification of Deferral Commitment...................................................     5
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                                TABLE OF CONTENTS

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ARTICLE IV--DEFERRED COMPENSATION ACCOUNT..................................................     6

 4.1 Account...............................................................................     6
 4.2 Interest; Determination of Accounts...................................................     6
 4.3 Statement of Account..................................................................     6

ARTICLE V--PLAN BENEFITS...................................................................     6

 5.1 Plan Benefit..........................................................................     6
 5.2 Commencement of Payments..............................................................     7
 5.3 Form of Benefit Payment...............................................................     7
 5.4 Hardship Distributions................................................................     8
 5.5 Accelerated Distribution..............................................................     8
 5.6 Golden Parachute Payments.............................................................     8
 5.7 Withholding on Benefit Payments.......................................................     8
 5.8 Valuation and Settlement..............................................................     9
 5.9 Payment to Guardian...................................................................     9

ARTICLE VI--BENEFICIARY DESIGNATION........................................................     9

 6.1 Beneficiary Designation...............................................................     9
 6.2 Changes to Designation................................................................     9
 6.3 Change in Marital Status..............................................................     9
 6.4 No Beneficiary Designation............................................................    10
 6.5 Effect of Payment.....................................................................    10

ARTICLE VII--ADMINISTRATION................................................................    10

 7.1 Committee; Duties.....................................................................    10
 7.2 Agents................................................................................    11
 7.3 Binding Effect of Decisions...........................................................    11
 7.4 Indemnity of Committee................................................................    11

ARTICLE VIII--CLAIMS PROCEDURE.............................................................    11

 8.1 Claim.................................................................................    11
 8.2 Denial of Claim.......................................................................    11
 8.3 Review of Claim.......................................................................    11
 8.4 Final Decision........................................................................    12

ARTICLE IX--AMENDMENT AND TERMINATION OF THE PLAN..........................................    12

 9.1 Amendment.............................................................................    12
 9.2 Corporation's Right to Terminate......................................................    12
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                                TABLE OF CONTENTS

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ARTICLE X--MISCELLANEOUS...................................................................    13

 10.1 Unfunded Plan........................................................................    13
 10.2 Unsecured General Creditor...........................................................    13
 10.3 Trust Fund...........................................................................    13
 10.4 Nonassignability.....................................................................    14
 10.5 Not a Contract of Employment.........................................................    14
 10.6 Protective Provisions................................................................    14
 10.7 Governing Law........................................................................    14
 10.8 Validity.............................................................................    14
 10.9 Notice...............................................................................    14
 10.10 Successors..........................................................................    15
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                          PENWEST PHARMACEUTICALS CO.

                           DEFERRED COMPENSATION PLAN

                               ARTICLE I--PURPOSE

1.1   PURPOSE

      Penwest Pharmaceuticals Co. (the "Corporation") adopts this Deferred Compensation Plan (the "Plan") to provide current tax planning opportunities as well as supplemental funds for Retirement or death for certain employees and Directors of the Corporation. It is intended that the Plan will aid in attracting and retaining employees and Directors of exceptional ability by providing them with this benefit.

1.2   EFFECTIVE DATE

      The Plan shall be effective as of August 1, 1998.

                            ARTICLE II--DEFINITIONS

      For purposes of this Plan, the following terms shall have the meanings indicated, unless the context clearly indicates otherwise:

2.1   ACCOUNT

      "Account" means the record maintained by the Corporation for each Participant in accordance with Article IV with respect to any deferral of Compensation or Fees pursuant to this Plan.

2.2   BASE ANNUAL SALARY

      "Base Annual Salary" means the annual compensation payable to an Executive, excluding bonuses and monkish compensation.

2.3   BENEFICIARY

      "Beneficiary" means the person, persons or entity designated under Article VI to receive any Plan Benefits payable after a Participant's death.

2.4   BOARD

      "Board" means the Board of Directors of Penwest Pharmaceuticals Co. or any successor thereto.

2.5   BONUS

      "Bonus" means the compensation derived under the Corporation's management incentive program and payable in any year in a lump sum to an Executive.

PAGE 1 - DEFERRED COMPENSATION PLAN

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2.6   CHANGE IN CONTROL

      A Change in Control shall have occurred if:

            (a) Any Person is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing more than fifty percent (50%) of the voting power of the outstanding Voting Stock,

            (b) The effective date of a merger, consolidation, reorganization or dissolution in which the Corporation is not the surviving entity, or

            (c) During any period of two (2) consecutive years, individuals who constitute the Board of Directors of the Corporation at the beginning of any such period cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's shareholders, of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors of the Corporation at the beginning of such period. "Person" means an individual, firm, corporation or other entity, together with all Affiliates and Associates of such Person, but shall not include the Corporation, any subsidiary of the Corporation or any employee benefit plan of the Corporation. "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the Securities Exchange Act of 1934, as amended. "Voting Stock" means the common stock of the Corporation and any other shares entitled to vote for the election of directors of the Corporation.

2.7   COMMITTEE

      "Committee" means the committee appointed to administer the Plan pursuant to Article VII.

2.8   COMPENSATION

      "Compensation" means the following, determined before reduction for amounts deferred under this Plan:

            (a) For an Executive, the total Base Annual Salary and Bonus remuneration payable by the Corporation to the Executive for services.

            (b) For a Director, all of the fees payable by the Corporation for service on the Board.

2.9   CORPORATION

      "Corporation" means Penwest Pharmaceuticals Co., a Washington corporation, or any successor thereto, and any corporations or other entities affiliated with or subsidiary to it that may be selected by the Board.

2.10  DEFERRAL COMMITMENT

      "Deferral Commitment" means a Base Annual Salary Deferral Commitment or a Bonus Deferral Commitment made by an Executive or a Fee Deferral Commitment made by a Director pursuant to Article III and for which a Participation Agreement has been submitted by the Executive or Director to the Committee.

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2.11  DEFERRAL PERIOD

      "Deferral Period" means the period during which a Participant has elected to defer a portion of his Compensation. The Deferral Period shall be a Plan Year.

2.12  DETERMINATION DATE

      "Determination Date" means the last day of each calendar month.

2.13  DIRECTOR

      "Director" means a member of the Board.

2.14  EARLY RETIREMENT DATE

      "Early Retirement Date" means the date on which a Participant terminates employment with Employer, the earlier of the date on or after such Participant's attainment of age fifty-five (55) and completion of twenty (20) Years of Service or age sixty-two (62) and completion of ten (10) Years of Service, but prior to the Participant's Normal Retirement Date.

2.15  ELECTIVE DEFERRED COMPENSATION

      "Elective Deferred Compensation" means the amount of Compensation or Fees that the Executive or Director elects to defer pursuant to a Deferral Commitment.

2.16  EXECUTIVE

      "Executive" means one of a select group of management or highly compensated employees of the Corporation, as designated by the Committee and approved by the Board for participation in the Plan.

2.17  FEES

      "Fees" means Board meeting, committee meeting, annual retainer and committee chairmanship fees.

2.18  FINANCIAL HARDSHIP

      "Financial Hardship" means a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. Financial Hardship shall be determined by the Committee on the basis of information supplied by the Participant in accordance with the standards set forth by the Committee.

2.19  INTEREST

      "Interest" means the monthly equivalent of an annual yield that is three
(3) percentage points higher than the annual yield on thirty (30) year Long Term Government Securities for the preceding month, as published by the Federal Reserve Board (or any successor thereto), or, if such index is no

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longer published, a substantially similar index selected by the Board. At no time shall the Interest Rate be less than six percent (6%) annually.

2.20  NORMAL RETIREMENT DATE

      "Normal Retirement Date" means the date on which a Participant terminates employment with Employer on or after such Participant's attainment of age sixty-five (65).

2.21  PARTICIPANT

      "Participant" means an Executive or Director who has elected to defer Compensation or Fees during any Deferral Period.

2.22  PARTICIPATION AGREEMENT

      "Participation Agreement" means the agreement submitted by an Executive or Director to the Committee prior to the beginning of the Deferral Period, with respect to one (1) or more Deferral Commitments made for such Deferral Period.

2.23  PLAN

      "Plan" means this Deferred Compensation Plan as amended from time to time.

2.24  PLAN BENEFIT

      "Plan Benefit" means the Deferred Compensation Account benefit payable to a Participant as calculated pursuant to Article IV and payable under Sections
5.1 through 5.5.

2.25  PLAN YEAR

      "Plan Year" means the fiscal year of the Corporation.

2.26  PRIOR PLAN

      "Prior Plan" means the PENWEST, LTD. Deferred Compensation Plan.

2.27  RETIREMENT

      "Retirement" means:

            (a) For an Executive, termination from service on or after the Early Retirement Date or Normal Retirement Date. The Committee, in its sole discretion, may deem any separation from service as a Retirement.

            (b) For a Director, termination from service on the Board at or after age seventy (70).

2.28  TERMINATION

      Termination means:

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            (a)   For an Executive, leaving employment with the Corporation
      prior to Retirement.

            (b)   For a Director, leaving the Board prior to Retirement.

               ARTICLE III--ELIGIBILITY AND DEFERRAL COMMITMENTS

3.1   ELIGIBILITY AND PARTICIPATION

            (a) Eligibility. The Committee shall specify the name of each Executive and Director who shall be entitled to participate in the Plan as of the next succeeding Plan Year. These names shall be submitted to the Board for approval. Once designated eligible, an Executive may participate in the Plan each year until such time, if any, that the Committee determines that the Executive's employment status no longer deserves reward through participation in the Plan. Notwithstanding that determination, no account shall be paid out until Retirement or Termination.

            (b) Participation. An eligible individual may elect to participate in the Plan with respect to any Deferral Period by submitting a Participation Agreement to the Committee by the fifteenth day of the month immediately preceding the beginning of the Deferral Period.

            (c) Part-Year Participation. When an individual first becomes eligible to participate during a Deferral Period, a Participation Agreement may be submitted to the Committee within thirty (30) days following notification of the individual of eligibility to participate, which will be effective only with regard to Compensation earned following such submission.

3.2   DEFERRAL ELECTION

            (a) Election by Executive. The Executive may elect to defer receipt of a certain whole percentage or flat dollar amount, up to fifty percent (50%), of the Base Annual Salary and a certain whole percentage or flat dollar amount, up to one hundred percent (100%), of any Bonus payable to him or her as an employee of the Corporation for the next Plan year; provided, however, that any such election to defer shall apply only with respect to Base Annual Salary or any Bonus payable to the Executive by the Corporation prior to the Executive's termination of employment for any reason.

            (b) Election by Director. A Director may elect to defer receipt of a certain whole percentage or flat dollar amount, up to one hundred percent (100%), of Fees for the next Plan year.

            (c) Minimum Deferral. Total deferrals by a Participant in a year must be fifteen hundred dollars ($1,500) or more. In any partial first year of participation, no minimum deferral shall be required.

3.3   MODIFICATION OF DEFERRAL COMMITMENT

      Deferral Commitments shall be irrevocable except that the Committee may, in its sole discretion, reduce the amount to be deferred or waive the remainder of the Deferral Commitment upon a finding that the Participant has suffered a Financial Hardship. A finding of Financial Hardship shall not limit a Participant's ability to participate in succeeding Deferral Periods. In the event a Participant

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becomes disabled under the Penwest Pharmaceuticals Co. Long-Term Disability
Plan, deferrals will be immediately suspended.

                   ARTICLE IV--DEFERRED COMPENSATION ACCOUNT

4.1   ACCOUNT

      The Corporation shall establish on its books a separate account for each Participant who elects to defer Compensation under the Plan, and shall credit to the account of each Participant the Elective Deferred Compensation. The credit shall be entered on the Corporation's books of account at the time that Compensation or Fees not deferred are paid to the Participant. On the effective date of the Plan or the date the Participant becomes an employee of the Corporation, if later, each Participant shall have an Account balance equal to the amounts held for the Participant pursuant to the Prior Plan. Any withholding of taxes or other amounts with respect to Deferred Compensation that is required by state, federal, or local law shall be withheld from the Participant's corresponding nondeferred compensation to the maximum extent possible and the remaining amount shall reduce the amount credited to the Participant's Account.

4.2   INTEREST; DETERMINATION OF ACCOUNTS

      Each Participant's Account as of each Determination Date shall consist of the balance of the Participant's Account as of the immediately preceding Determination Date, plus the Participant's Elective Deferred Compensation credited and any Interest earned, minus the amount of any distributions made, since the immediately preceding Determination Date. Interest earned shall be calculated as of each Determination Date based upon the average daily balance of the Account since the preceding Determination Date and shall be credited to the Participant's Account at that time.

4.3   STATEMENT OF ACCOUNT

      A report shall be issued by the Corporation to each Participant setting forth his or her Account balance under the Plan as of the immediately preceding Determination Date as soon as practicable after the close of each Plan Year or such other time as the Committee deems appropriate.

                            ARTICLE V--PLAN BENEFITS

5.1   PLAN BENEFIT

      The Corporation shall pay Plan Benefits pursuant to this Article V equal to the Participant's Account to each Participant who terminates employment for any reason.

            (a) Early Withdrawals. A Participant's Account may be distributed to the Participant before Termination of employment or service on the Board as follows:

                  (i) Early Withdrawals. A Participant may elect in a Participation Agreement to withdraw all or any portion of the amount deferred by that Participation Agreement as of a date specified in the election. Such date shall not be sooner than seven (7) years after the date the Deferral Period commences. The amount withdrawn shall not exceed the amount of Compensation deferred, without Interest.

PAGE 6 - DEFERRED COMPENSATION PLAN

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                  (ii)  Form of Payment. Withdrawals shall be paid in a lump sum and shall be charged to the Participant's Account as a distribution.

            (b) Retirement and Termination Benefits. If an Executive terminates employment with Corporation, or if a Director terminates service on the Board, for any reason except death, Corporation shall pay the Participant benefits equal to the balance in the Account.

            (c)   Death Benefit.

                  (i) Pretermination. If a Participant dies while employed by Corporation or serving on the Board, Corporation shall pay to the Participant's Beneficiary benefits equal to the balance in the Account. The benefit shall be paid in the form elected by the Participant in the form of payment designation, or, if no such election is on file, in a lump sum.

                  (ii) Posttermination. If a Participant dies following the Participant's Retirement or Termination of employment with Corporation or service on the Board, Corporation shall pay the Participant's Beneficiary benefits equal to the balance, if any, in the Account. Payments shall continue to be made in the same form as those made to the Participant prior to death.

5.2   COMMENCEMENT OF PAYMENTS

      Payment of any Deferred Compensation Account benefits under the Plan shall be made as of, or commence as of, the earlier of:

            (a) A date elected by the Participant as specified in the applicable Participation Agreement between the Corporation and the Participant; or

            (b)   The settlement date as provided in Section 5.8.

5.3   FORM OF BENEFIT PAYMENT

      At the time the Participant elects to defer Compensation, the Participant shall also elect the form of benefit payment. The Participant may elect a different form of benefit payment for payments made due to either Retirement, Termination prior to Retirement or Termination within twenty-four (24) months following a Change in Control.

            (a)   Alternative Forms. Alternative forms of benefit payment are:

                  (i) In equal annual installments, the number of such installments not to exceed ten (10), as designated by the Participant;

                  (ii)  In a single sum payment; or

                  (iii) In a combination of partial lump sum payment, and
            balance in installments, not to exceed ten (10) years.

PAGE 7 - DEFERRED COMPENSATION PLAN

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            Such election shall be irrevocable.

            (b) Small Accounts. If the Participant's Account is under five thousand dollars ($5,000) on the valuation date, the benefit shall be paid in a lump sum.

            (c) Installments. If payment is by installments, the amount of the installments shall be redetermined each year on the twelve (12) month anniversary of the valuation date based upon the remaining Account balance, the remaining number of installments and Interest equal to the rate in effect as of the preceding month.

5.4   HARDSHIP DISTRIBUTIONS

      Notwithstanding the foregoing provisions of this Article V, payment from the Participant's Deferred Compensation Account may be made to the Participant or a Beneficiary following the death of a Participant in the sole discretion of the Committee by reason of Financial Hardship. A payment based upon Financial Hardship of the Participant may not exceed the amount required to meet the immediate financial need created by the hardship and not reasonably available from other sources of the Participant. Any resumption of the Participant's deferrals under the Plan shall be made only at the election of the Participant in accordance with Article III herein.

5.5   ACCELERATED DISTRIBUTION

      Notwithstanding any other provision of the Plan, within twenty-four (24) months following a Change in Control or at any time following Retirement or Termination of employment or service on the Board, a Participant shall be entitled to receive, upon written request to the Committee, a lump sum distribution equal to ninety percent (90%) of the vested Account balance as of the Determination Date immediately preceding the date on which the Committee receives the written request. The remaining balance of ten percent (10%) shall be forfeited by the Participant. A Participant who receives a distribution under this Section 5.5 shall not participate in the Plan for twelve (12) calendar months following the election. The amount payable under this Section shall be paid in a lump sum within sixty-five (65) days following the receipt of the notice by the Committee from the Participant. Following the death of the Participant, the designated Beneficiary may, at any time, request an accelerated distribution under this Section.

5.6   GOLDEN PARACHUTE PAYMENTS

      If any benefit payable under this Plan would constitute an excess parachute payment under Section 280G of the Internal Revenue Code of 1986, or any successor provision, the amount payable shall be increased to the extent necessary to result in the Participant's receiving the same net amount after all applicable taxes have been paid as the net after-tax amount the Participant would have received if the benefit had not been subject to additional taxes due to being treated as an excess parachute payment.

5.7   WITHHOLDING ON BENEFIT PAYMENTS

      The Corporation shall withhold from payments made hereunder any taxes required to be withheld from such payments under federal, state or local law. However, a Beneficiary may elect not to have withholding for federal income tax purposes pursuant to Section 3405(a)(2) of the Internal Revenue Code, or any successor provision thereto.

PAGE 8 - DEFERRED COMPENSATION PLAN

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5.8   VALUATION AND SETTLEMENT

      The last day of the month following the month of Retirement, Termination or death shall be the valuation date. If a lump sum is elected, the amount of the lump sum shall be based on the value of the Participant's Account on the valuation date. If a combination of lump sum and installments is elected, the lump sum will be paid on the settlement date and installments will commence on the twelve (12) month anniversary of the valuation date. If installment payments are elected, the amount of the installment payments shall be based on the value of the Participant's Account on the valuation date. The date on which installment payments commence shall be the settlement date. The settlement date shall be no more than thirty-five (35) days after the valuation date. All payments shall be made as of the first day of the month.

5.9   PAYMENT TO GUARDIAN

      If a Plan benefit is payable to a minor or a person declared incompetent or to a person incapable of handling the disposition of property, the Committee may direct payment of such Plan benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or person. The Committee may require proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to distribution of the Plan benefit. Such distribution shall completely discharge the Committee and the Corporation from all liability with respect to such benefit.

                      ARTICLE VI--BENEFICIARY DESIGNATION

6.1   BENEFICIARY DESIGNATION

      Each Participant shall have the right, at any time, to designate any person or persons or an entity as his Beneficiary or Beneficiaries (both primary as well as secondary) to whom benefits under this Plan shall be paid in the event of a Participant's death prior to complete distribution of the benefits due under the Plan. Each Beneficiary Designation shall be in written form prescribed by the Committee and will be effective only when filed with the Committee during the Participant's lifetime. Designation by a married Participant of a Beneficiary other than the Participant's spouse shall not be effective without spousal execution of a written consent acknowledging the effect of the designation unless such consent cannot be obtained because the spouse cannot be located.

6.2   CHANGES TO DESIGNATION

      Any Beneficiary designation may be changed by the Participant without the consent of the previously named Beneficiary by the filing of a new designation with the Committee subject to the spousal consent required in Section 6.1 above. The filing of a new Beneficiary designation shall cancel all designations previously filed, unless the designation clearly indicates that such designation controls the account attributable to deferrals made during the election period in which the designation is filed.

6.3   CHANGE IN MARITAL STATUS

      If the Participant's marital status changes after the Participant has designated a Beneficiary, the following shall apply:

PAGE 9 - DEFERRED COMPENSATION PLAN

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            (a)   If the Participant is married at death but was unmarried when the designation was made, the designation shall be void unless the spouse has consented to it in the manner prescribed above.

            (b) If the Participant is unmarried at death but was married when the designation was made:

                  (i) The designation shall be void if the spouse was named as Beneficiary.

                  (ii) The designation shall remain valid if a nonspouse Beneficiary was named.

            (c) If the Participant was married when the designation was made and is married to a different spouse at death, the designation shall be void unless the new spouse has consented to it in the manner prescribed above.

6.4   NO BENEFICIARY DESIGNATION

      If any Participant fails to designate a Beneficiary in the manner provided above, if the designation is void, or if the Beneficiary designated by a deceased Participant dies before the Participant or before complete distribution of the Participant's benefits, the Participant's Beneficiary shall be the person in the first of the following classes in which there is a survivor:

            (a)   The Participant's surviving spouse;

            (b) The Participant's children in equal shares, except that if any of the children predecease the Participant but leave issue surviving, then such issue shall take by right of representation the share the parent would have taken if living;

            (c)   The Participant's estate.

6.5   EFFECT OF PAYMENT

      The payment to the deemed Beneficiary shall completely discharge the Corporation's obligations under this Plan.

                          ARTICLE VII--ADMINISTRATION

7.1   COMMITTEE; DUTIES

      This Plan shall be administered by an administrative Committee consisting of three persons. The Committee shall have such powers and duties as may be necessary to discharge its responsibilities. These powers shall include, but not be limited to, interpretation of the Plan provisions, determination of amounts due to any Participant, the rights of any Participant or Beneficiary under this Plan, the right to require any necessary information from any Participant, determine the amounts credited to Participant's Account and Interest earned, and any other activities deemed necessary or helpful.

PAGE 10 - DEFERRED COMPENSATION PLAN

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7.2   AGENTS

      The Committee may, from time to time, employ other agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Corporation.

7.3   BINDING EFFECT OF DECISIONS

      The decision or action of the Committee in respect of any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

7.4   INDEMNITY OF COMMITTEE

      To the extent permitted by applicable law, the Corporation shall indemnify, hold harmless and defend the members of the Committee against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to this Plan, on account of such member's service on the Committee, except in the case of gross negligence or willful misconduct.

                         ARTICLE VIII--CLAIMS PROCEDURE

8.1   CLAIM

      Any person claiming a benefit, requesting an interpretation or ruling under the Plan, or requesting information under the Plan shall present the request in writing to the Committee, which shall respond in writing as soon as practicable.

8.2   DENIAL OF CLAIM

      If the claim or request is denied, the written notice of denial shall state:

            (a) The reasons for denial, with specific reference to the Plan provisions on which the denial is based,

            (b) A description of any additional material or information required and an explanation of why it is necessary, and

            (c)   An explanation of the Plan's claims review procedure.

8.3   REVIEW OF CLAIM

      Any person whose claim or request is denied or who has not received a response within thirty (30) days may request review by notice given in writing to the Committee. The claim or request shall be reviewed by the Committee who may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

PAGE 11 - DEFERRED COMPENSATION PLAN

8.4   FINAL DECISION

      The decision on review shall normally be made within sixty (60) days. If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified and the time limit shall be one hundred twenty
(120) days. The decision shall be in writing and shall state the reasons and the relevant Plan provisions. All decisions on review shall be final and bind all parties concerned.

               ARTICLE IX--AMENDMENT AND TERMINATION OF THE PLAN

9.1   AMENDMENT

      The Board may at any time amend the Plan in whole or in part provided, however, that no amendment shall be effective to decrease or restrict the amount credited to any Account maintained under the Plan as of the date of amendment. Changes in the definition of "Interest" shall be subject to the following restrictions:

            (a) Notice. A change shall not become effective before the first day of the Plan Year which follows the adoption of the amendment and at least thirty (30) days' written notice of the amendment to the Executive.

            (b) Change in Control. Any change in the definition of Interest after a Change in Control shall apply only to those amounts credited to the Executive's Account after the Change in Control.

9.2   CORPORATION'S RIGHT TO TERMINATE

      The Board may at any time partially or completely terminate the Plan if, in its judgment, the tax, accounting, or other effects of the continuance of the Plan, or potential payments thereunder, would not be in the best interests of the Corporation.

            (a) Partial Termination. The Board may partially terminate the Plan by instructing the Committee not to accept any additional Deferral Commitments. In the event of such a partial termination, the Plan shall continue to operate and be effective with regard to Deferral Commitments entered into prior to the effective date of such partial termination.

            (b) Complete Termination. The Board may completely terminate the Plan by instructing the Committee not to accept any additional Deferral Commitments, and terminate all ongoing Deferral Commitments. In the event of such a complete termination, the Plan shall cease to operate and, prior to a Change in Control, the Committee shall pay out to each Participant the balance in his Account in equal annual installments amortized over the period listed below based on the Account balance at the time of such complete termination:

APPROPRIATE ACCOUNT BALANCE               PAYOUT PERIOD
---------------------------               -------------
Less than $10,000                           2 Years
$10,000 but less than $50,000               5 Years
More than $50,000                           10 Years

PAGE 12 - DEFERRED COMPENSATION PLAN

            Interest earned on the unpaid balance in the Participant's Account shall be the applicable Interest rate on the Determination Date immediately preceding the effective date of such complete termination.

            Upon Plan termination prior to a Change in Control, any Participant who is retired and receiving installment payments will receive the account balance in a lump sum.

            After a Change in Control, the benefits shall be paid to each Participant in the form elected by each Participant.

                           ARTICLE X--MISCELLANEOUS

10.1  UNFUNDED PLAN

      This Plan is intended to be an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of "management or highly-compensated employees" within the meaning of Sections 201, 301, and 401 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and therefore to be exempt from the provisions of Parts 2, 3 and 4 of Title I of ERISA. Accordingly, the Plan shall terminate and no further benefits shall accrue hereunder in the event it is determined by a court of competent jurisdiction or by an opinion of counsel that the Plan constitutes an employee pension benefit plan within the meaning of Section 3(2) of ERISA which is not so exempt. In the event of a termination under this Section 10.1, all ongoing Deferral Commitments shall terminate, no additional Deferral Commitments will be accepted by the Committee, and the amount of each Participant's Account balance shall be distributed to such Participant at such time and in such manner as the Committee, in its sole discretion, determines.

10.2  UNSECURED GENERAL CREDITOR

      Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interest or claims in any property or assets of the Corporation, nor shall they be Beneficiaries of, or have any rights, claims or interests in any life insurance policies, annuity contracts or the proceeds therefrom owned or which may be acquired by the Corporation. Except as may be provided in Section 10.3, such policies, annuity contracts or other assets of the Corporation shall not be held under any trust for the benefit of the Participants, their Beneficiaries, heirs, successors or assigns, or held in any way as collateral security for the fulfilling of the obligations of the Corporation under this Plan. Any and all of the Corporation's assets and policies shall be, and remain, the general, unpledged, unrestricted assets of the Corporation. The Corporation's obligation under the Plan shall be that of an unfunded and unsecured promise to pay money in the future.

10.3  TRUST FUND

      The Corporation shall be responsible for the payment of all benefits provided under the Plan. At its discretion, the Corporation may establish one
(1) or more trusts, with such trustees as the Board may approve, for the purpose of providing for the payment of such benefits. Although such trust or trusts may be irrevocable, the assets thereof shall be subject to the claims of all the Corporation's creditors in the event of insolvency. To the extent any benefits provided under the Plan are actually paid from any such trust, the Corporation shall have no further obligation with respect thereto, but to the extent not so paid, such benefits shall remain the obligation of, and shall be paid by, the Corporation.

PAGE 13 - DEFERRED COMPENSATION PLAN

10.4  NONASSIGNABILITY

      Neither a Participant nor any other person shall have the right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

10.5  NOT A CONTRACT OF EMPLOYMENT

      The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between the Corporation and the Participant, and the Participant (or the Participant's Beneficiary) shall have no rights against the Corporation except as may otherwise be specifically provided herein. Moreover, nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of the Corporation or to interfere with the right of the Corporation to discipline or discharge the Participant at any time.

10.6  PROTECTIVE PROVISIONS

      A Participant will cooperate with the Corporation by furnishing any and all information requested by the Corporation, in order to facilitate the payment of benefits hereunder, and by taking such physical examinations as the Corporation may deem necessary and taking such other actions as may be requested by the Corporation.

10.7  GOVERNING LAW

      The provisions of this Plan shall be construed and interpreted according to the laws of the State of New York, except as preempted by federal law.

10.8  VALIDITY

      If any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provisions had never been inserted herein.

10.9  NOTICE

      Any notice or filing required or permitted to be given to the Committee under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to any member of the Committee or the Secretary of the Corporation. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Mailed notice to the Committee shall be directed to the Corporation's address. Mailed notice to a Participant or Beneficiary shall be directed to the individual's last known address in the Corporation's records.

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

10.10 Successors

      The provisions of this Plan shall bind and inure to the benefit of the Corporation and its successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business and assets of the Corporation, and successors of any such corporation or other business entity.

                                        PENWEST PHARMACEUTICALS CO.

                                    By: /s/ Tod R. Hamachek
                                        ----------------------------
                                        Its Chairman and Chief Executive Officer

                                    Dated: 06-20-02

PAGE 16 - DEFERRED COMPENSATION PLAN

                           PENWEST PHARMACEUTICALS CO.

                           DEFERRED COMPENSATION PLAN

                                 AMENDMENT NO. 1

      WHEREAS, Penwest Pharmaceuticals Co. (the "Company") adopted the Penwest Pharmaceuticals Co. Deferred Compensation Plan (the "Plan") effective as of August 1, 1998; and

      WHEREAS, Plan earnings are based on the annual yield on thirty (30) year government securities; and

      WHEREAS, the government ceased issuing thirty (30) year securities in February 2002; and

      WHEREAS, the Company desires to base earnings on the Moody's Average Corporate Bond Yield Index; and

      WHEREAS, pursuant to Section 9.1 of the Plan, the Board has the authority to amend the Plan.

      NOW, THEREFORE, the Plan is amended as follows:

      FIRST: Section 2.19 of the Plan is amended in its entirety as follows:

2.19  INTEREST

      "Interest" means the monthly equivalent of an annual yield that is two (2) percentage points higher than the annual yield of the Moody's Average Corporate Bond Yield Index for the preceding month as published by Moody's Investor Service, Inc. (or any successor thereto), or, if such index is no longer published, a substantially similar index selected by the Board. At no time shall the Interest rate be less than six percent (6%) annually.

      SECOND: Except as amended herein, all other Plan provisions shall remain in full force and effect.

      IN WITNESS WHEREOF, the Board has caused this Amendment to be executed effective on this 5th day of September 2002.

                                        PENWEST PHARMACEUTICALS CO.

                                    By: /s/ Jennifer L. Good
                                        ----------------------------------
                                        Its Chief Financial Officer

                                    Dated: 9-5-02

AMENDMENT NO. 1                                                           AMD\66